UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 10, 2011 (June 10, 2011)
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HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)
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1450 Broadway
New York, New York 10018

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Harris & Harris Group, Inc. (NASDAQ: TINY) noted today that Kovio, Inc., has raised $15 million in a new equity financing led by Tyco Retail Solutions, a unit of Tyco International.  Harris & Harris Group participated in the Series B' preferred stock financing with an $892,315 investment.  This investment brings Harris & Harris Group's total investment at cost in Kovio to $6,461,533.

The Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2011	HARRIS & HARRIS GROUP, INC.

By: /s/ Douglas W. Jamison
Douglas W. Jamison
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 10, 2011